UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2017

EASTERLY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37522	47-3864814
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Park Avenue, 21st Floor
New York, New York	10152
(Address of principal executive offices)	(Zip Code)

(646) 712-8300

(Registrant’s telephone number, including area code)

Former address: Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On June 28, 2017, Easterly Acquisition Corp. (the “Company”) entered into an Investment Agreement (the “Investment Agreement”) by and among JH Capital Group Holdings, LLC (“JH Capital”), Jacobsen Credit Holdings, LLC (“Jacobsen Holdings”), NJK Holding LLC (“NJK Holding”), Kravetz Capital Funding LLC (“KCF” and, together with NJK Holding and Jacobsen Holdings, the “Founding Members”) and the Company.

The Business Combination

On the terms and subject to the conditions set forth in the Investment Agreement, at the closing (the “Closing”) of the transactions contemplated by the Investment Agreement, which are referred to herein as the “Business Combination,” the Company will contribute cash to JH Capital in exchange for newly issued voting Class A Units of JH Capital (“Class A Units”). The Company will receive a number of Class A Units equal to the number of shares of common stock, par value $0.0001, of the Company (“Common Stock”) outstanding at the Closing, after giving effect to the redemption of shares of Common Stock pursuant to the Company’s amended and restated certificate of incorporation (the “Redemption”). At the Closing, the Company will file an amended and restated certificate of incorporation, which will, among other things, reclassify all of the outstanding Common Stock as Class A common stock, par value $0.0001 per share (“Class A Common Stock”), create a new class of Class B common stock, par value $0.0001 per share (“Class B Common Stock”) and change the name of the Company to “JH Capital Group Holdings, Inc.” This description of the Company’s proposed amended and restated certificate of incorporation does not purport to be complete and is qualified in its entirety by the terms of the Company’s proposed amended and restated certificate of incorporation, the form of which is attached hereto as Exhibit B to the Investment Agreement and is incorporated herein by reference.

Immediately prior to the Closing, JH Capital, the Founding Members and certain other equity holders (together with the Founding Members other than NJK Holding, the “JH Capital Members”) will effect an internal reorganization (the “Reorganization”) after which all of the following companies and their respective direct and indirect subsidiaries, which constitute all of the businesses of JH Capital, are expected to be principally owned directly or indirectly by JH Capital: Credit Control, LLC, Century DS, LLC, New Credit America, LLC and CreditMax Holdings, LLC (the “JH Group Companies”).

Pursuant to the Investment Agreement, the aggregate consideration to be paid to JH Capital for the Class A Units will consist of (i) an amount in cash equal to the amount of the Investment Amount (as defined in the Investment Agreement), and (ii) (A) 18,700,000 shares of newly-issued Class B Common Stock will be issued to the JH Capital Members and (B) 18,700,000 non-voting Class B Units of JH Capital (the “Class B Units”) will be issued to the JH Capital Members, provided that such amount of Class B Units is subject to decrease to the extent that certain of the JH Group Companies are not directly or indirectly wholly owned by JH Capital after the Reorganization. In addition, at the Closing, JH Capital will, or will cause a subsidiary of JH Capital or any JH Capital Group Company to, make a cash distribution to Jacobsen Holdings and KCF in an aggregate amount equal to $1,000,000. The Class B Common Stock will have one vote per share but not be entitled to any economic interest in the Company. The Class B Units are entitled to distributions from JH Capital, but are not entitled to any voting or control rights over JH Capital, other than certain consent rights with respect to distributions and amendments to the New LLC Agreement (as defined below). Assuming (i) no stockholders of the Company elect to have their shares of Common Stock redeemed and (ii) there are no adjustments to the Class B Common Stock and Class B Units pursuant to the Investment Agreement, immediately after the Closing, the Company is expected to hold approximately 54.6% of the outstanding equity in JH Capital and the JH Capital Members will hold the remaining 45.4%.

Representations and Warranties

Under the Investment Agreement, each of the parties made customary representations and warranties for transactions of this nature. The representations and warranties made under the Investment Agreement will not survive the Closing.

Covenants of the Parties

Under the Investment Agreement, each of the parties made certain covenants and agreements to the other parties that are customary for transactions of this nature, including, among others, the operation of the Company’s and JH Capital’s respective businesses between signing of the Investment Agreement and the Closing, their efforts required to consummate the Closing, access, confidentiality and continuing indemnification of directors and officers for pre-closing matters. Subject to certain exceptions set forth in the Investment Agreement, the Investment Agreement prohibits the Company, JH Capital and the Founding Members from soliciting, discussing, negotiating or providing information in connection with alternative acquisition proposals prior to the Closing or termination of the Investment Agreement.

The covenants and agreements of the parties in the Investment Agreement or in any certificate delivered in connection therewith will not survive the Closing, except for those covenants and agreements that by their terms apply or are to be performed in whole or in part after the Closing.

Conditions to Consummation of the Business Combination

The obligations of the parties to consummate the Business Combination are subject to the fulfillment (or waiver) of customary closing conditions of the respective parties. In addition, each parties’ obligations to consummate the Business Combination are subject to the fulfillment (or waiver) of other closing conditions, including: (i) the Reorganization shall have been consummated, except under circumstances where the failure to complete the Reorganization has resulted in a reduction in the number of Class B Units issuable to the JH Capital Members; (ii) the receipt of the requisite approval from the Company’s stockholders of the Investment Agreement and the transactions contemplated thereby; (iii) that the applicable waiting period under the Hart-Scott-Rodino Act and applicable antitrust laws have expired or early termination has been granted; (iv) the certificate of incorporation of the Company will be amended and restated as described in the Investment Agreement; (v) the parties shall have entered into the ancillary agreements described below and (vi) there has been no material adverse effect with respect to the Company or JH Capital since the date of the Investment Agreement.

Termination

The Investment Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing. In addition, the Investment Agreement may be terminated under other circumstances at any time prior to the Closing, including, among others: (i) by either the Company or JH Capital if the Closing has not occurred by the later of (i) August 4, 2017, and (ii) if the Company’s stockholders approve an extension of the time by which the Company must consummate its initial business combination, then the earlier of (A) such extended deadline and (B) December 31, 2017, so long as there is no breach by such terminating party (or its related parties) that caused the Closing not to have occurred; or (ii) by either the Company or JH Capital if the special meeting of the Company’s stockholders shall have occurred and Company’s stockholders shall not have approved the Investment Agreement and the transactions contemplated thereby and the other proposals necessary to consummate the Investment and the Closing. The Investment Agreement may also be terminated by JH Capital under circumstances involving a breach of the Company’s stockholder meeting and board recommendation covenants.

If the Investment Agreement is terminated, all further obligations of the parties under the Investment Agreement (except for certain obligations related to confidentiality, public announcements and general provisions) will terminate, and no party to the Investment Agreement will have any further liability to any other party thereto except for liability for fraud or for willful breach of the Investment Agreement.

A copy of the Investment Agreement and its exhibits is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Investment Agreement and its exhibits does not purport to be complete and is qualified in its entirety by reference thereto. The Investment Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Investment Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Stockholders are not third-party beneficiaries under the Investment Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Investment Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Amended and Restated LLC Agreement

On the date of the Closing (the “Closing Date”) and as a condition precedent for the Closing, JH Capital’s second amended and restated limited liability company agreement will be amended and restated. The third amended and restated limited liability company agreement of JH Capital (the “New LLC Agreement”) will provide, among other things, that the Company is the sole managing member of JH Capital and that JH Capital will adopt a distribution policy under which it shall use reasonable best efforts to distribute, on an annual basis, an aggregate amount equal to $10,000,000, subject to applicable laws or regulatory requirements applicable to, or any debt of, JH Capital and its subsidiaries. In addition, JH Capital may make distributions in excess of $10,000,000, as reasonably determined by the Company after reasonably considering the reasonably anticipated needs of JH Capital’s and its subsidiaries’ businesses. The first $10,000,000 distributed by JH Capital on an annual basis will be distributed pro rata to the Company and the Founding Members in proportion to the number of outstanding Class A Units and Class B Units. Amounts in excess of $10,000,000 distributed on an annual basis will be distributed pro rata to the Company and the JH Capital Members (including the Founding Members) in proportion to their holdings of Class A Units and Class B Units. This description of the New LLC Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the New LLC Agreement, the form of which is attached hereto as Exhibit A to the Investment Agreement and is incorporated herein by reference.

Exchange Agreement

On the Closing Date and as a condition precedent for the Closing, the Company, JH Capital, and the JH Capital Members will enter into an exchange agreement (the “Exchange Agreement”). Pursuant to the Exchange Agreement, a JH Capital Member will be able to exchange each Class B Unit that it holds for a number of shares of Class A Common Stock equal to the exchange rate (which initially will be one-to-one) or, at the option of JH Capital, a cash payment equal to the value of a share of Class A Common as determined in the Exchange Agreement. Upon any exchange of a Class B Unit for a share of Class A Common Stock, a corresponding share of Class B Common Stock will automatically be redeemed. This description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Exchange Agreement, the form of which is attached hereto as Exhibit C to the Investment Agreement and is incorporated herein by reference.

Tax Receivable Agreement

On the Closing Date and as a condition precedent for the Closing, the Company and JH Capital will enter into a tax receivable agreement (the “Tax Receivable Agreement”) with the JH Capital Members (and any other holder of Class B Units that becomes a party to the Exchange Agreement) that generally provides for the Company to pay to the holders of Class B Units that exchange such Class B Units for Class A Common Stock or cash, 85% of the amount of net savings, if any, in U.S. federal, state and local income tax that the Company actually realizes (or is deemed to realize in certain circumstances) as a result of the increases in tax basis and certain other tax benefits related to the exchange of Class B Units for Class A Common Stock or cash. The Company would retain the remaining 15% of the tax savings realized (or deemed realized).

For purposes of the Tax Receivable Agreement, income tax savings will be computed by comparing the Company’s actual income tax liability to the amount of such taxes that the Company would have been required to pay had there been no increase in its share of the tax basis of the tangible and intangible assets of JH Capital, in each case using certain assumptions including an assumed state and local tax rate. The term of the Tax Receivable Agreement will commence at the Closing and will continue until all such tax benefits have been utilized or expired, unless the Company exercises its right to terminate the Tax Receivable Agreement for an amount based on an agreed-upon value of payments remaining to be made under the Tax Receivable Agreement. This description of the Tax Receivable Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Tax Receivable Agreement, the form of which is attached hereto as Exhibit D to the Investment Agreement and is incorporated herein by reference.

Registration Rights Agreement

On the Closing Date and as a condition precedent for the Closing, the Company and the JH Capital Members will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company will grant certain, customary registration rights to the JH Capital Members and the other Class B Members (the “Registration Rights Holders”) with respect to, among other things, the shares of Class A Common Stock to be issued upon exchange of the Class B Units pursuant to the Exchange Agreement.

The registration rights granted to the Registration Rights Holders will include demand rights and piggyback rights, subject to certain underwriter cutbacks and issuer blackout periods. The Company will agree to pay certain fees and expenses relating to registrations under the Registration Rights Agreement. This description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, the form of which is attached hereto as Exhibit E to the Investment Agreement and is incorporated herein by reference.

Sponsor Letter

On June 28, 2017, the Company entered into a letter agreement (the “Sponsor Letter”) by and among the Company, Easterly Acquisition Sponsor, LLC (the “Sponsor”), JH Capital and the Founding Members, pursuant to which, at the Closing, (i) the Founding Members will have the option to purchase at a price of $0.005 per share up to 500,000 shares of Class A Common Stock owned by the Sponsor, and (ii) the Sponsor will surrender to the Company 2,500,000 shares of Class A Common Stock issued to it prior to the Company’s initial public offering in exchange for a warrant to purchase 2,500,000 shares of Class A Common Stock (the “Warrant”), the form of which is attached as an exhibit to the Sponsor Letter. The Warrant will be exercisable at a price of $0.01 per share, have a term of 5 years and may only be exercisable as follows: 1,000,000 shares will be exercisable if the volume weighted average closing price of a share of the Class A Common Stock for 10 trading days is higher than $12.00, an additional 1,000,000 shares will be exercisable if (A) the Company has raised gross proceeds of at least $200,000,000 from the sale of its equity securities, including the gross proceeds released to the Company from the Company’s trust account on or about the Closing Date, and (B) the volume weighted average closing price of a share of the Class A Common Stock for 10 trading days is higher than $13.00 and the final 500,000 shares will be exercisable if (A) the Company has raised gross proceeds of at least $200,000,000 from the sale of its equity securities, including the gross proceeds released to the Company from the Company’s trust account on or about the Closing Date, and (B) the volume weighted average closing price of a share of the Class A Common Stock for 10 trading days is higher than $14.00. This description of the Sponsor Letter and the Warrant does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Letter and the Warrant, the forms of which are attached hereto as Exhibit G to the Investment Agreement and are incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 above is incorporated into this Item 3.02 by reference herein. The shares of Class A Common Stock and Class B Common Stock to be issued in connection with the Investment Agreement, the Warrant and the transactions contemplated thereby, including the Business Combination, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 8.01	Other Events.

On June 30, 2017, the Company and JH Capital issued a joint press release announcing the execution of the Investment Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference herein.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference herein is the investor presentation dated June 2017 that will be used by the Company in making presentations to certain existing and potential stockholders of the Company with respect to the Business Combination.

Additional Information About the Transaction and Where to Find It

This Current Report on Form 8-K relates to a proposed Business Combination and may be deemed to be solicitation material in respect of the proposed Business Combination. The proposed Business Combination will be submitted to the stockholders of the Company for their approval. In connection with the stockholder vote on the proposed Business Combination, the Company intends to file with the U.S. Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A. This communication is not a substitute for the proxy statement that the Company will file with the SEC or any other documents that the Company may file with the SEC or send to its stockholders in connection with the proposed Business Combination. The proxy statement will contain important information about the Company, JH Capital, the Founding Members, the proposed Business Combination and related matters.  Investors and security holders are urged to read the proxy statement carefully when it is available.

A copy of the definitive proxy statement when available will be sent to all stockholders of the Company as of the record date to be established for seeking the required stockholder approval. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement, once it is filed, from the Company by accessing the Company’s website at www.easterlyacquisition.com. Information contained on any website referenced in this Current Report on Form 8-K is not incorporated by reference in this Current Report on Form 8-K.

Participants in Solicitation

The Company, JH Capital and the Founding Members, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of the Company’s stockholders in respect of the proposed Business Combination. Information about the directors and executive officers of the Company is set forth in the Company’s Form 10-K for the year ended December 31, 2016. Information about the directors and officers of JH Capital and the Founding Members, and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement. Investors may obtain additional information about the interests of such participants by reading such proxy statement when it becomes available.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Forward-looking statements may relate to the proposed Business Combination, the Company, JH Capital and the Founding Members and any other statements relating to future results, strategy and plans of the Company, JH Capital and the Founding Members (including certain projections and business trends, and statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “will” or “will be taken”, “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of the Company, JH Capital or the Founding Members, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. For JH Capital, these risks and uncertainties include, but are not limited to, its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, fluctuations in debt purchasing, investigations or enforcement actions by governmental authorities; individual and class action lawsuits, the result of future financing efforts and its dependence on key personnel. For the Company, factors include, but are not limited to, the successful combination of the Company with JH Capital’s business, amount of redemptions, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the proposed Business Combination. Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including but not limited to the Company’s Form 10-K for the year ended December 31, 2016 and subsequent Forms 10-Q. Copies may be obtained by contacting the Company or the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

The information in this Current Report on Form 8-K is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits
2.1†	Investment Agreement, dated as of June 28, 2017, by and among JH Capital Group Holdings, LLC, Jacobsen Credit Holdings, LLC, NJK Holding LLC, Kravetz Capital Funding LLC and Easterly Acquisition Corp.

99.1	Press Release, dated June 30, 2017.

99.2	Investor Presentation, dated June 2017.

†The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Easterly Acquisition Corp.

Date: June 30, 2017	By:	/s/ Avshalom Kalichstein
	Name:	Avshalom Kalichstein
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
2.1†	Investment Agreement, dated as of June 28, 2017, by and among JH Capital Group Holdings, LLC, Jacobsen Credit Holdings, LLC, NJK Holding LLC, Kravetz Capital Funding LLC and Easterly Acquisition Corp.

99.1	Press Release, dated June 30, 2017.

99.2	Investor Presentation, dated June 2017.

†The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.